UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 21, 2003

                                  ELINEAR, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                    0-07418               76-0478045
    (STATE OR OTHER JURISDICTION OF   (COMMISSION FILE        (IRS EMPLOYER
           INCORPORATION)                 NUMBER)           IDENTIFICATION NO.)


         7240 BRITTMOORE, SUITE 118, HOUSTON, TEXAS               77041
         ------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 896-0500


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Item  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits

EXHIBIT NUMBER


99.1 Press Release dated August 21, 2003, entitled "eLinear, Inc. Announces Second Quarter Results and 152% Increase in Revenue."

Item  9.  REGULATION  FD  DISCLOSURE

     Attached hereto as Exhibit 99.1 is a copy of eLinear's press release dated August 21, 2003 announcing a 152% increase in revenue and statements of operations for the three and six month periods ended June 30, 2003 and 2002 prepared as if the acquisition of NetView Technologies, Inc. had occurred as of January 1, 2002. This information is being provided in response to Items 9 and 12 of this Form.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            eLinear, Inc.

                                            (Registrant)

                                            By:   /s/ Kevan M. Casey
                                                  ------------------
                                                  (Signature)

                                                  Kevan M. Casey
                                                  Chief Executive Officer

August 22, 2003
(Date)


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